                                   EXHIBIT 99.1



             ARTICLES OF INCORPORATION, BYLAWS, AND AMENDMENTS THERETO.

                                                                 NUMBER: 123962
                                       [LOGO]
                                                          CERTIFIED A TRUE COPY
                                                          __________ SOLICITOR


                                     CERTIFICATE
                                          OF
                                    CHANGE OF NAME
                                     COMPANY ACT


         CANADA
PROVINCE OF BRITISH COLUMBIA


                               I HEREBY CERTIFY THAT

                           THE INCENTIVE DESIGN GROUP LTD.

                           has this day changed its name to

                           ENVOY COMMUNICATIONS GROUP INC.



                        ISSUED UNDER MY HAND AT VICTORIA, BRITISH COLUMBIA

                                       ON JANUARY 22, 1996


                                           /s/ John S. Powell
[SEAL]
                                               JOHN S. POWELL
                                            REGISTRAR OF COMPANIES

                                                 I CERTIFY THIS IS A COPY OF A
                                                             DOCUMENT FILED ON

                                                             JAN 22 1996

                                       FORM 21
                                    (Section 371)            /s/ John S. Powell
                        PROVINCE OF BRITISH COLUMBIA     JOHN S. POWELL
                                                      REGISTRAR OF COMPANIES
                                                   PROVINCE OF BRITISH COLUMBIA
                                                  CERTIFICATE NO.123962

                                     COMPANY ACT

                                  SPECIAL RESOLUTION

The following Special Resolutions were passed by the undermentioned Company on the date stated:

Name of Company:                       THE INCENTIVE DESIGN GROUP LTD.

Date Resolutions passed:                    DECEMBER 20, 1995

RESOLVED AS A SPECIAL RESOLUTION THAT:

1. The authorized capital of the Company be altered by consolidating all of the 100,000,000 COMMON SHARES WITHOUT PAR VALUE, of which 18,070,985 shares are issued and outstanding, into 20,000,000 COMMON SHARES WITHOUT PAR VALUE, of which 3,614,197 are issued and outstanding; every FIVE of such shares BEFORE CONSOLIDATION being consolidated into ONE CONSOLIDATED SHARE;

2. The authorized capital of the Company be increased from 20,000,000 COMMON SHARES WITHOUT PAR VALUE, of which 3,614,197 are issued and outstanding, to 50,000,000 COMMON SHARES WITHOUT PAR VALUE of which 3,614,197 are issued and outstanding.

3. Paragraph 2. of the Memorandum of the Company be amended to read as follows:

    "2. The authorized capital of the Company consists of 50,000,000 COMMON SHARES WITHOUT PAR VALUE."

4. The name of the Company be changed to "ENVOY COMMUNICATIONS GROUP INC." and that paragraph 1. of the Memorandum of the Company be altered accordingly.

5. The Memorandum be in the form attached hereto and marked Schedule "A" so that the Memorandum, as altered, shall at the time of filing comply with the COMPANY ACT.

CERTIFIED a true copy this 22nd DAY OF DECEMBER, 1995.

                                            (Signature)   /s/Lee S. Tupper
                                                           --------------------
                                                           Lee S. Tupper
                               (Relationship to Company)   Solicitor
                                                           --------------------

                                     SCHEDULE "A"

                                        FORM 1

                                     (Section 5)

                                     COMPANY ACT


                                  ALTERED MEMORANDUM

             (As altered by Special Resolution passed DECEMBER 20, 1995)

         We wish to be formed into a company with limited liability under the COMPANY ACT in pursuance of this Memorandum.

1.  The name of the Company is ENVOY COMMUNICATIONS GROUP INC.

2. The authorized capital of the Company consists of 50,000,000 COMMON SHARES WITHOUT PAR VALUE.

I HEREBY CERTIFY THAT THIS IS A COPY            FORM 20
OF A DOCUMENT FILED WITH THE                (SECTION 370)
REGISTRAR OF COMPANIES                  PROVINCE OF BRITISH COLUMBIA

                    AUG 4 1992
--------------------------------       Certificate of
                                       Incorporation No. 123962
  /s/V.A. Proctor
--------------------------------
     FOR REGISTRAR OF COMPANIES
 FOR THE PROVINCE OF BRITISH COLUMBIA

                                   ---------------
                                     COMPANY ACT
                                   ---------------

                                  SPECIAL RESOLUTION

The following Special Resolution was passed by the undermentioned Company on the date stated:

Name of Company:                  THE INCENTIVE DESIGN GROUP LTD.

Date Resolution passed:           March 9, 1992

    RESOLVED AS A SPECIAL RESOLUTION:

1. The authorized capital of the Company be altered by increasing it from 10,000,000 common shares without par value to 100,000,000 common shares without par value.

2. That paragraph 2. of the Memorandum of the Company be amended to read as follows:

    "2. The authorized capital of the Company consists of 100,000,000 common shares without par value.

3. That the Memorandum be in the form attached hereto and marked Schedule "A" so that the Memorandum, as altered, shall at the time of filing comply with the Company Act.

CERTIFIED a true copy this 18th day of March, 1992.

                                            (Signature)     /s/Lee S. Tupper
                                                           --------------------

                               (Relationship to Company)    Solicitor
                                                           --------------------

                                                           LEE S. TUPPER
                                                      BARRISTER & SOLICITOR
                                                 1710 - 1177 W. HASTINGS ST.
                                                          VANCOUVER,  B.C.

                                     SCHEDULE "A"

                                         FORM

                                     (Section 5)

                                     COMPANY ACT

                                  ALTERED MEMORANDUM

(As altered by Special Resolution passed March 9, 1992)

    We wish to be formed into a company with limited liability under the Company Act in pursuance of this Memorandum.

1.  The name of the Company is THE INCENTIVE DESIGN GROUP LTD.

2. The authorized capital of the Company consists of ONE HUNDRED MILLION (100,000,000) common shares.

         CANADA                                                      NUMBER

PROVINCE OF BRITISH COLUMBIA
                                        [LOGO]
                                                                     123962

                             Province of British Columbia

                     Ministry of Finance and Corporate Relations

                                REGISTRAR OF COMPANIES


                                     COMPANY ACT


                                     CERTIFICATE


                                I HEREBY CERTIFY THAT


                        BANYAN INDUSTRIES INTERNATIONAL INC.



                     HAS THIS DAY CHANGED ITS NAME TO THE NAME


                         THE INCENTIVE DESIGN GROUP LTD.


                                  GIVEN, UNDER MY HAND AND SEAL OF OFFICE

                                       AT VICTORIA, BRITISH COLUMBIA

                                            THIS 19TH DAY OF NOVEMBER, 1991

       [SEAL]
                                                 /s/ David W. Boyd

                                            DAVID W. BOYD
                                            REGISTRAR OF COMPANIES

                                            I HEREBY CERTIFY THAT THESE ARE
                                            COPIES OF DOCUMENTS FILED WITH THE
                                            REGISTRAR OF COMPANIES ON
                                                          NOV 19 1991
                                            ----------------------------------
                                               /s/ (ILLEGIBLE)
                                            ----------------------------------

                                        Certificate of
                                        Incorporation No. 123962


                                FORM 20
                             (Section 370)
                     PROVINCE OF BRITISH COLUMBIA

                                                      Certificate of
                                                      Incorporation No. 123962

                                     -----------
                                     COMPANY ACT
                                     -----------

                                  SPECIAL RESOLUTION

The following Special Resolution was passed by the undermentioned
Company on the date stated:

Name of Company:                       BANYAN INDUSTRIES INTERNATIONAL INC.

Date Resolution passed:                 SEPTEMBER 26, 1991
                                        ------------------------

    RESOLVED AS A SPECIAL RESOLUTION:

1. THAT the name of the Company be changed to THE INCENTIVE DESIGN GROUP LTD., and that paragraph 1 of the Memorandum of the Company be altered accordingly.

2. THAT the Memorandum of the Company be in the form attached hereto and marked Schedule "A" so that the Memorandum, as altered, shall at the time of filing comply with the Company Act.


CERTIFIED a true copy this 23rd day of Oct. 1991.



                                       (Signature)  /s/ Lee S. Tupper
                                                    ---------------------------
                                                         LEE S. TUPPER

                         (Relationship to Company)     BARRISTER & SOLICITOR
                                                    ---------------------------
                                                    1710 - 1177 W. HASTINGS ST.
                                                          VANCOUVER,  B.C.

                                     SCHEDULE "A"

                                         FORM

                                     (Section 5)

                                     COMPANY ACT



                                  ALTERED MEMORANDUM

             (As altered by Special Resolution passed September 26, 1991)

    We wish to be formed into a company with limited liability under the Company Act in pursuance of this Memorandum.

1.  The name of the Company is THE INCENTIVE DESIGN GROUP LTD.

2. The authorized capital of the Company consists of TEN MILLION (10,000,000) shares without par value.

         CANADA                                                 NUMBER

PROVINCE OF BRITISH COLUMBIA                                    123962
                                        [LOGO]

                             Province of British Columbia

                     Ministry of Finance and Corporate Relations

                                REGISTRAR OF COMPANIES


                                     COMPANY ACT


                                     CERTIFICATE



                                I HEREBY CERTIFY THAT



                      INTERNATIONAL POTENTIAL EXPLORATIONS INC.


                      HAS THIS DAY CHANGED ITS NAME TO THE NAME


                        BANYAN INDUSTRIES INTERNATIONAL INC.


                             GIVEN, UNDER MY HAND AND SEAL OF OFFICE

                                  AT VICTORIA, BRITISH COLUMBIA

                                       THIS 12TH DAY OF APRIL, 1991

            [SEAL]
                                       /s/ David W. Boyd

                                  DAVID W. BOYD
                                  REGISTRAR OF COMPANIES

                                            I HEREBY CERTIFY THAT THIS IS A
                                            COPY OF A DOCUMENT FILED WITH THE
                                            REGISTRAR OF COMPANIES ON
                                            APR 12 1991
                                            ----------------------------------
                                            /s/ (ILLEGIBLE)
                                            ----------------------------------
                                       ASSISTANT DEPUTY REGISTRAR OF COMPANIES
                                        FOR THE PROVINCE OF BRITISH COLUMBIA

                                FORM 20
                             (Section 370)
                     PROVINCE OF BRITISH COLUMBIA

                                                      Certificate of
                                                      Incorporation No. 123962
                                                                        ------
                                     -----------
                                     COMPANY ACT
                                     -----------

                                  SPECIAL RESOLUTION

The following Special Resolution was passed by the undermentioned Company on the date stated:

    NAME OF THE COMPANY:     INTERNATIONAL POTENTIAL EXPLORATIONS INC.

    DATE RESOLUTION PASSED:       March 12, 1991.

    RESOLVED AS SPECIAL RESOLUTIONS:

1. THAT the name of the Company be changed to BANYAN INDUSTRIES INTERNATIONAL INC., and that paragraph 1 of the Memorandum of the Company be altered accordingly.

2. THAT the Memorandum of the Company be in the form attached hereto and marked Schedule "A" so that the Memorandum as altered, shall at the time of filing comply with the Company Act.


CERTIFIED a true copy the 15th day of March, 1991.


                                       (Signature)    /s/ Lee S. Tupper
                                                     ---------------------------

                          (Relationship to Company)    SOLICITOR
                                                     ---------------------------

                                     SCHEDULE "A"

                                         FORM

                                     (Section 5)


                                     COMPANY ACT

                                  ALTERED MEMORANDUM

(As altered by Special Resolution passed March 12, 1991)

    We wish to be formed into a company with limited liability under the Company Act in pursuance of this Memorandum.

1.  The name of the Company is "BANYAN INDUSTRIES INTERNATIONAL INC."

2. The authorized capital of the Company consists of TEN MILLION (10,000,000) common shares without par value.

         CANADA                                                       NUMBER

PROVINCE OF BRITISH COLUMBIA                                          123962
                                    [LOGO]

                             PROVINCE OF BRITISH COLUMBIA
                     Ministry of Finance and Corporate Relations
                                REGISTRAR OF COMPANIES


                                     COMPANY ACT



                                     CERTIFICATE


                                I HEREBY CERTIFY THAT

                             SKYBRIDGE INTERNATIONAL INC.



                      HAS THIS DAY CHANGED ITS NAME TO THE NAME


                      INTERNATIONAL POTENTIAL EXPLORATIONS INC.

                                  GIVEN UNDER MY HAND AND SEAL OF OFFICE
                                       AT VICTORIA, BRITISH COLUMBIA,
                                            THIS 3OTH DAY OF APRIL, 1987

        [SEAL]
                                            /s/ Roberta J. Lowdon

                                            ROBERTA J. LOWDON
                                            DEPUTY REGISTRAR OF COMPANIES

                                            I HEREBY CERTIFY THAT THIS IS A
                                            COPY OF A DOCUMENT FILED WITH THE
                                            REGISTRAR OF COMPANIES ON
                                            APR 30 1987           19
                                            -------------------   ------
                                            /s/ Roberta J. Lowdon
                                            ----------------------------------
                                       ASSISTANT DEPUTY REGISTRAR OF COMPANIES
                                        FOR THE PROVINCE OF BRITISH COLUMBIA

                                FORM 21
                             (Section 371)

                     PROVINCE OF BRITISH COLUMBIA

                                                      Certificate of
                                                      Incorporation No. 123962

                                     COMPANY ACT

                                  SPECIAL RESOLUTION

    The following special resolutions were passed by the undermentioned Company on the date stated:

Name of Company:   SKYBRIDGE INTERNATIONAL INC.

Date resolution passed: March 6, 1987

Resolution:

RESOLVED, as special resolutions,

1. THAT the name of the Company be changed from "SKYBRIDGE INTERNATIONAL INC." to "INTERNATIONAL POTENTIAL EXPLORATIONS INC.

2. THAT the Memorandum of the Company be altered to reflect the change of name of the Company so that it is in the form set out in Schedule "A" attached hereto.


CERTIFIED a true copy this 6th day of March, 1987.


                                            (Signature)  (ILLEGIBLE)
                                                         -----------------------

                               (Relationship to Company)      Solicitor
                                                         -----------------------

                                     SCHEDULE "A"

                                  FORM 1 (Section 5)


                                     COMPANY ACT


                                  ALTERED MEMORANDUM
              (as Altered by a Special Resolution dated March 6, 1987)


1.  The name of the Company is INTERNATIONAL POTENTIAL EXPLORATIONS INC.".

2. The authorized capital of the Company consists of 10,000,000 Common Shares without par value.

         CANADA                                            NUMBER
PROVINCE OF BRITISH COLUMBIA                               123962
                                  [LOGO]



                             PROVINCE OF BRITISH COLUMBIA
                      Ministry of Consumer and Corporate Affairs
                                REGISTRAR OF COMPANIES



                                     COMPANY ACT


                                     CERTIFICATE


                                I HEREBY CERTIFY THAT

                               POTENTIAL RESOURCES LTD.

                      HAS THIS DAY CHANGED ITS NAME TO THE NAME

                             SKYBRIDGE INTERNATIONAL INC.


                                  GIVEN UNDER MY HAND AND SEAL OF OFFICE

                                       AT VICTORIA, BRITISH COLUMBIA,

                                            THIS 7TH DAY OF APRIL, 1986

              [SEAL]
                                            /s/ Roberta J. Lowdon

                                            ROBERTA J. LOWDON
                                            DEPUTY REGISTRAR OF COMPANIES

                                       FORM 21

                                     (SECTION 37)


                             PROVINCE OF BRITISH COLUMBIA

                                                      Certificate of
                                                      Incorporation # 123962


                                     COMPANY ACT

                                 SPECIAL RESOLUTION

The following special resolution was passed by the undermentioned Company on the date stated:

Name of Company:   POTENTIAL RESOURCES LTD.

Date Resolution Passed:      February 28, 1986

RESOLUTION:

    RESOLVED, as special resolutions, that:

1. The name of the Company be changed from POTENTIAL RESOURCES LTD. to SKYBRIDGE INTERNATIONAL INC.

2.  Item 1 of the Memorandum of the Company be changed to read:

3. The Memorandum as altered by these resolutions be in the form attached hereto and marked Schedule "A" so that the Memorandum as altered shall be at time of filing comply with the Company Act.


CERTIFIED A TRUE COPY this 28th day of February, 1986.


                                            (Signature)  /s/  J. H. Rosner
                                                         -----------------------

                               (Relationship to Company)  Solicitor
                                                         -----------------------
                                                           J. H. ROSNER
                                                      BARRISTER & SOLICITOR
                                                   STE. 770 - 475 W. GEORGIA ST.
                                                     VANCOUVER, B.C. V6B 4M9
                                                            PH. 487-6638

SCHEDULE "A"

                                    MEMORANDUM OF

                               POTENTIAL RESOURCES LTD.
                          (as altered by Special Resolutions
                               dated February 28, 1986)

I wish to be formed into a Company with limited liability under the Company Act in pursuance of this memorandum.

1.  The name of the Company is:

                              "POTENTIAL RESOURCES LTD."

2.  The authorized capital of the Company consists of:

    10,000,000 common shares without par value.

    ORIGINAL WAS                       CERTIFIED TRUE COPIES
  FILED AND REGISTERED                 MAY 8 1984    19__
                                       ------------  ------
                                          /s/ (ILLEGIBLE)
    MAY -8 1984                        ASSISTANT DEPUTY REGISTRAR OF COMPANIES
  M.A. Jorre de St. Jorre              FOR THE PROVINCE OF BRITISH COLUMBIA
  REGISTRAR OF COMPANIES
                                       FORM 21
                                    (Section 371)

                             PROVINCE OF BRITISH COLUMBIA

                                                      Certificate of
                                                      Incorporation No. 123962

                                     COMPANY ACT

                                  SPECIAL RESOLUTION

    The following special resolutions were passed by the undermentioned Company on the date stated:

Name of Company:  "POTENTIAL RESOURCES LTD."

Date resolution passed: March 29, 1984

Resolution:

"RESOLVED as a Special Resolution that the authorized capital of the Company be increased from 5,000,000 common shares without par value to 10,000,000 common shares without par value and that the Memorandum of the Company be altered so that it shall be in the form of Altered Memorandum attached hereto.

CERTIFIED a true copy this 3rd day of May, 1984.


                                                 (Signature)  (ILLEGIBLE)
                                                              ------------------

                                    (Relationship to Company)     Solicitor
                                                              ------------------

                                  FORM 1 (Section 5)

                                     COMPANY ACT

                                  ALTERED MEMORANDUM

               (as Altered by Special Resolutions dated March 29, 1984)


We wish to be formed into a company with limited liability under the Company Act in pursuance of this Memorandum.

1.  The name of the Company is "POTENTIAL RESOURCES LTD".

2. The authorized capital of the Company consists of 10,000,000 common shares without par value.

         CANADA                                                      NUMBER

    PROVINCE OF BRITISH COLUMBIA                                     123962

                                        [LOGO]

                             PROVINCE OF BRITISH COLUMBIA
                      Ministry of Consumer and Corporate Affairs
                                REGISTRAR OF COMPANIES


                                     COMPANY ACT


                                  CERTIFICATE

                                I HEREBY CERTIFY THAT

                                 POTENTIAL MINES LTD.

                      HAS THIS DAY CHANGED ITS NAME TO THE NAME

                               POTENTIAL RESOURCES LTD.


                                  GIVEN UNDER MY HAND AND SEAL OF OFFICE

                                       AT VICTORIA, BRITISH COLUMBIA,

                                            THIS 20TH DAY OF AUGUST, 1981
              [SEAL]

                                            /s/ F.A. Skinner

                                            F.A. SKINNER

                                            ASST. DEPUTY REGISTRAR OF COMPANIES

    ORIGINAL WAS                       CERTIFIED A TRUE COPY
  FILED AND REGISTERED                 AUG 20 1981    19__
                                       ----------------------
                                       /s/ F.A. Skinner
    AUG 20 1981                        ASSISTANT DEPUTY REGISTRAR OF COMPANIES
 M. A. Jorre de St. Jorre              FOR THE PROVINCE OF BRITISH COLUMBIA
  REGISTRAR OF COMPANIES
                                        [LOGO]
                             PROVINCE OF BRITISH COLUMBIA
                                      ---------

                                       FORM 20
                                    (SECTION 370)


                                                      Certificate of
                                                      Incorporation No. 123,962

                                     COMPANIES ACT
                                    -------------

                                  SPECIAL RESOLUTION


    The following special resolution* was passed by the undermentioned company on the date stated:

Name of company        POTENTIAL MINES LTD.
                       --------------------------------------------------------

Date resolution passed  14 May, 1981
                       -------------------------------------------------------

Resolution +

RESOLVED as a special resolution that the Company change its name to "POTENTIAL RESOURCES LTD." and that the Memorandum of the Company be altered so that it shall be in the form set out in the attached schedule to this resolution.



Certified a true copy the 18th day of August,  1981
                          ----       --------  ----



RECEIVED                     (SIGNATURE)
                                            ----------------------------
AUG 18 1981                                       Solicitor
                                            ----------------------------
REGISTRAR OF COMPANIES                      (Relationship to company )

 [ILLEGIBLE] FOR DEFINITION OF "SPECIAL RESOLUTION".

+ INSERT TEXT OF SPECIAL RESOLUTION.

                                                      ORIGINAL WAS

                                                  FILED AND REGISTERED


                                       SCHEDULE
                                                      AUG 20 1981
                                                  M. A. Jorre de St. Jorre
                                                   REGISTRAR OF COMPANIES

                               POTENTIAL RESOURCES LTD.


As to the Special Resolution passed on 14 May, 1981

                                  ALTERED MEMORANDUM

    1.             The name of the Company is
                   POTENTIAL RESOURCES LTD.

    2.             The authorized capital of the Company
                   consists of five million (5,000,000)
                   common shares without par value.

         ORIGINAL WAS
    FILED AND REGISTERED
                             ARTICLES

    DEC 28 1973         POTENTIAL MINES LTD.

    A. H. HALL          TABLE OF CONTENTS
REGISTRAR OF COMPANIES

    PART      ARTICLE        SUBJECT
    ----      -------        -------
    1         INTERPRETATION

              1.1            Definition
              1.2 & 1.3      Construction of Words
              1.4            Companies Act Definitions Applicable
              1.5            Table "A" Inapplicable

    2         SHARES AND SHARE CERTIFICATES

              2.1            Member entitled to Certificate
              2.2            Replacement of Lost or Defaced
                               Certificate
              2.3            Recognition of Trusts
              2.4            Execution of Certificates
              2.5            Delivery to Joint Holders

    3         ISSUE OF SHARES

              3.1            Directors authorized
              3.2            Commissions and Discounts

    4         SHARE TRANSFERS

              4.1            Transferability and Instrument of
                               Transfer
              4.2            Submission of Instruments of Transfer
              4.3            Execution of Instrument of Transfer
              4.4            Enquiry as to Title not required
              4.5            Transfer fee
              4.6            Appointment of Registrar and/or
                               Transfer Agent

    5         ALTERATION OF CAPITAL

              5.1            Ordinary Resolution required
              5.2            Articles Apply to New Capital
              5.3            Class Meetings of Members

    6         PURCHASE OF SHARES

              6.1            Company authorized to Purchase its
                               Shares

    7         BORROWING POWERS

              7.1            Powers of Directors
              7.2            Negotiability of Debt Obligations
              7.3            Special Rights on Debt Obligations
              7.4            Registers of Debt Obligations and
                               Holders thereof
              7.5            Execution of Debt Obligation Documents

Table of Contents - 2
------------------

    PART      ARTICLE        SUBJECT
    ----      -------        -------

    8         GENERAL MEETINGS

              8.1            Classification of General Meetings
              8.2            Calling of Meetings
              8.3            Notice for General Meetings
              8.4            Waiver of Notice
              8.5            Notice of Special Business at General Meeting

    9         PROCEEDINGS AT GENERAL MEETINGS

              9.1            Special Business
              9.2            Quorum
              9.3            Requirement of Quorum
              9.4            Lack of Quorum
              9.5            Chairman
              9.6            Alternate Director
              9.7            Scrutineer and Secretary
              9.8            Adjournments
              9.9            Decisions by Show of Hands or Poll
              9.10           Resolution need not be Seconded
              9.11           Casting Vote
              9.12           Manner of Taking Poll
              9.13           Casting of Votes
              9.14           Demand for Poll
              9.15           Demand for Poll not to prevent
                               Continuance of Meeting
              9.16           Retention of Ballots Cast on a Poll

    10        VOTES OF MEMBERS

              10.1           Number of Votes per Share or Member
              10.2           Votes by Joint Holders
              10.3           Representative of a Corporate Member
              10.4           Votes by Committee of a Member
              10.5           Execution of Proxy Instrument
              10.6           Qualification of Proxyholder
              10.7           Deposit of Proxy
              10.8           Validity of Proxy Vote
              10.9           Form of Proxy

    11        DIRECTORS

              11.1           Responsible for Management
              11.2           Number of Directors
              11.3           Share Qualification of Directors
              11.4           Remuneration and Expenses of Directors
              11.5           Directors interested in Transactions
                               with the Company
              11.6           Right to hold Office & contract with
                               the Company
              11.7           Director acting in Professional Capacity
              11.8           Alternate Directors

     12       RETIREMENT AND ELECTION OF DIRECTORS

              12.1           Election at Annual General Meetings
              12.2           Filling a Casual Vacancy

Table of Contents - 3
-------------------

    PART      ARTICLE        SUBJECT
    ----      -------        -------

    13        PROCEEDINGS OF DIRECTORS

              13.1           Meetings - Quorum - Chairman
              13.2           Call and Notice of Meetings
              13.3           Competence of Quorum
              13.4           Appointment of Directors Committees
              13.5           Committee Chairman
              13.6           Committee Meetings
              13.7           Validity of Meeting where Directorship
                               Deficient
              13.8           Newly-elected Directors
              13.9           Waiver of Notice of Meetings
              13.10          Majority Rule
              13.11          Resolution in Writing Effective

    14        OFFICERS

              14.1           President and Secretary Required
              14.2           Directors Authority

    15        EXECUTION OF DOCUMENTS

              15.1           Seal optional
              15.2           Official Seal
              15.3           Affixation of Seal to Documents
              15.4           Mechanical Reproduction of Signatures

    16        DIVIDENDS

              16.1           Declaration of Dividends
              16.2           Proportionate to Number of Shares held
              16.3           Dividend bears No Interest
              16.4           Payment in Specie Permitted
              16.5           Capitalization of Undistributed Surplus
              16.6           Payment of Dividends
              16.7           Effect of Transfer of Dividends
              16.8           Fractional Shares
              16.9           Reserves

    17        ACCOUNTS

              17.1           Accounts to be kept
              17.2           Location of Accounts

    18        NOTICES

              18.1           Method of giving Notice
              18.2           Notice to Joint Holders
              18.3           Notice to Personal Representative
              18.4           Notice Deemed Effective
              18.5           Date Notice Deemed given
              18.6           Persons to Receive Notice

    19 INDEMNIFICATION AND PROTECTION OF DIRECTORS, OFFICERS, EMPLOYEES AND CERTAIN AGENTS

              19.1           Party to Legal Proceedings
              19.2           Officers, Employees, Agents
              19.3           Extent of Indemnification

Table of Contents - 4
------------------

    PART      ARTICLE        SUBJECT

    19        19.4           Persons Undertaking Liabilities
    cont'd    19.5           Limitation of Liability
              19.6           Directors may rely
              19.7           Company may purchase Insurance


20            PROHIBITIONS

              20.1           Transfers and Registers Restricted
              20.2           Subscription for Shares and/or
                               Debt Obligations Restricted

                  -----------------

                                   "COMPANIES ACT"

                                       ARTICLES

                                          of

                                 POTENTIAL MINES LTD.

                               PART 1 - INTERPRETATION

1.1  In these Articles, unless the context otherwise requires:

     (a) "Board of Directors" or "Board" means the directors of the Company for the time being;

     (b) "Companies Act" means the Companies Act of the Province of British Columbia from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

     (c) "directors" means the directors of the Company for the time being;

     (d) "month" means calendar month;

     (e) "register" means the register of members to be kept pursuant to the Companies Act;

     (f) "registered address" of a member shall be his address as recorded in the register;

     (g) "registered address" of a director means his address as recorded in the Company's register of directors to be kept pursuant to the Companies Act;

     (h) "seal" means the common seal of the Company, if the Company has one;

     (i) "share warrant" means an instrument granting the holder thereof the right to purchase shares or any other security or debt obligation of the Company.

1.2 Expressions referring to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or reproducing words in a visible form.

1.3 Words importing the singular include the plural and vice versa; and words importing a male person include a female person and a corporation.

1.4 In these Articles, unless the context otherwise requires, expressions defined in the Companies Act shall have the meanings so defined.

1.5       Table "A" of the Companies Act shall not apply to the Company.

                        PART 2 - SHARES AND SHARE CERTIFICATES

2.1 Every member is entitled, without charge, to one certificate representing the share or shares of each class held by him or upon paying a sum not exceeding the amount permitted by the Companies Act, as the directors may from time to time determine, several certificates each for one or more of those shares; provided that, in respect of a share or shares held jointly by several persons, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint holders or to his duly authorized agent shall be sufficient delivery to all; and provided further that the Company shall not be bound to issue certificates representing redeemable shares, if such shares are to be redeemed within one month of the date on which they were allotted. Any share certificate may be sent through the post by registered prepaid mail to the member entitled thereto at his registered address, and the Company shall not be liable for any loss occasioned to the member owing to any such share certificate so sent being lost in the post or stolen.

2.2       If a share certificate:

          (a) is worn out or defaced, the directors may, upon production to them of that certificate and upon such other terms if any, as they may think fit, order the certificate to be cancelled and may issue a new certificate in lieu thereof

          (b) is lost, stolen or destroyed, then upon proof thereof to the satisfaction of the directors and upon such indemnity, if any, as the directors deem adequate being given, a new share certificate in place thereof shall be issued to the person entitled to the lost, stolen or destroyed certificate; or


          (c) represents more than one share and the registered owner thereof surrenders it to the Company with a written request that the Company issue registered in his name two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the Company shall cancel the certificate so surrendered and issue in place thereof certificates in accordance with the request.

A sum, not exceeding that permitted by the Companies Act, as the directors may from time to time fix, shall be paid to the Company for each certificate issued under this article.

2.3 Except as required by law or statute or these articles, no person need be recognized by the Company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by law or statute or these articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.

2.4 Every share certificate shall be signed manually by at least one officer or director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signatures may be printed or otherwise mechanically reproduced and a certificate signed in either of those fashions shall be as valid as if signed manually, notwithstanding that any person whose signature is so printed or mechanically reproduced on a share certificate has ceased to hold the office that he is stated on such certificate to hold at the date of the issue of a share certificate.

2.5 The certificates of shares registered in the name of two or more persons shall be delivered to the person first named on the register.

                               PART 3 - ISSUE OF SHARES

3.1 Subject to the Companies Act, the issue of shares shall be under the control of the directors who may, subject to the rights of the holders of the shares of the Company for the time being issued, allot or otherwise dispose of, and/or grant options on, shares authorized but not yet issued at such times and to such persons, including directors, and in such manner and upon such terms and conditions, and at such price or for such consideration, as the directors, in their absolute discretion, may determine.

3.2 Subject to the Companies Act, the Company or the directors on behalf of the Company may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any such shares provided that the rate of the commission or discount shall not in the aggregate exceed twenty-five per cent (25%) of the subscription price of such shares, or an amount equivalent to such percentage.

                               PART 4 - SHARE TRANSFERS

4.1 Subject to the restrictions, if any, set forth in these articles, any member may transfer his shares by instrument in writing executed by or on behalf of such member and delivered to the Company or its transfer agent. The instrument of transfer of any share of the Company shall be in the form, if any, on the back of the Company's form of share certificates, and in any other form which the directors may approve. If the directors so require, each instrument of transfer shall be in respect of only one class of share.

4.2 Every instrument of transfer shall be executed by the transferor and left at the registered office of the Company or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any as the directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares. All instruments of transfer where the transfer is registered shall be retained by the Company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration. The transferor shall remain the holder of the share until the name of the transferee is entered on the register in respect of that share.

4.3 The signature of the registered owner of any shares, or of his duly authorized attorney, upon the instrument of transfer constitutes an authority to the Company to register the shares specified in the instrument of transfer in the name of the person named in that instrument of transfer as transferee or, if no person is so named, then in any name designated in writing by the person depositing the share certificate and the instrument of transfer with the Company or its agents.

4.4 The Company, and its directors, officers and agents are not bound to enquire into any title of the transferee to any shares to be transferred, and are not liable to the registered or any intermediate owner of those shares, for registering the transfer.

4.5 There shall be paid to the Company in respect of the registration of any transfer a sum, not exceeding that permitted by the Companies Act, as the directors deem fit.

4.6 The Company may appoint a Trust Company as its Registrar and Transfer Agent, or either of them and may keep its Register of Members at the office of such Trust Company and may keep either within or without the Province of British Columbia one or more branch Registers of Members at the office of any corporation duly authorized to act as agent for any other corporation for the purpose of issuing, counter-signing, signing, registering or certifying the certificates or other documents of titles to shares, debentures or other securities.

                            PART 5 - ALTERATION OF CAPITAL

5.1 The Company may by ordinary resolution amend its memorandum to increase the share capital of the Company by:

     (a) creating shares with par value or shares without par value, or both;

     (b) increasing the number of shares with par value or shares without par value, or both;

     (c) increasing the par value of a class of shares with par value, if no shares of that class are issued.

5.2 Except as otherwise provided by conditions imposed at the time of creation of any new shares or by these articles, any addition to the authorized capital resulting from the creation of new shares shall be subject to the provisions of these articles.

5.3 Unless these articles elsewhere specifically otherwise provide, the provisions of these articles relating to general meetings shall apply, with the necessary changes and so far as they are applicable, to a class meeting of members holding a particular class of shares.

                             PART 6 - PURCHASE OF SHARES

6.1 Subject to the special rights and restrictions attached to any class of shares, the Company may, by a resolution of the directors and in compliance with the Companies Act, redeem or purchase any of its shares at the price and upon the terms specified in such resolution and no redemption need be made pro rata among members holding shares of the class or kind to be redeemed. Unless the Company is purchasing the shares from a dissenting member pursuant to the Companies Act or through a stock exchange, the Company shall make its offer to purchase pro rata to every member who holds shares of the class proposed to be purchased.

                              PART 7 - BORROWING POWERS


7.1 The directors may from time to time at their discretion authorize the Company to borrow any sum of money for the purposes of the Company and may raise or secure the repayment of that sum in such manner and upon such terms and conditions, in all respects, as they think fit, and in particular, and without limiting the generality of the foregoing, by the issue of bonds or debentures, or any mortgage or charge, whether specific or floating, or other security on the undertaking or the whole or any part of the property of the Company, both present and future.

7.2 The directors may make any debentures, bonds or other debt obligations issued by the Company by their terms, assignable free from any equities between the Company and the person to whom they may be issued, or any other person who lawfully acquires the same by assignment, purchase, or otherwise, howsoever.

7.3 The directors may authorize the issue of any share warrants or of any debentures, bonds or other debt obligations of the Company at a discount, premium or otherwise, and with special or other rights or privileges as to redemption, surrender, drawings, allotment of or conversion into or exchange for shares, attending at general meetings of the Company and otherwise as the directors may determine at or before the time of issue.

7.4 The Company shall keep or cause to be kept in accordance with the Companies Act

     (a)  a register of its debentures and debt obligations, and

     (b) a register of the holders of its bonds, debentures and other debt obligations,

and subject to the provisions of the Companies Act may keep or cause to be kept one or more branch registers of the holders of its bonds, debentures, or other debt obligations within or without the Province of British Columbia as the directors may from time to time determine and the directors may by resolution, regulations or otherwise make such provisions as they think fit respecting the keeping of such branch registers.

7.5 If the directors so authorize, or if any instrument under which any bonds, debentures or other debt obligations of the Company are issued so provides, any bonds, debentures and other debt obligations of the Company, instead of being manually signed by the directors or officers authorized in that behalf, may have the facsimile signatures of such directors or officers printed or otherwise mechanically reproduced thereon and in either case, shall be as valid as if signed manually, but no such bond, debenture or other debt obligation shall be issued unless it is manually signed, countersigned or certified by or on behalf of a trust company or other transfer agent or registrar duly authorized by the directors or the instrument under which such bonds, debentures or other debt obligations are issued so to do.
Notwithstanding that any person whose facsimile signature is so used shall have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of the actual issue thereof, the bond, debenture or other debt obligation shall be valid and binding on the Company.

                              PART 8 - GENERAL MEETINGS

8.1 Every general meeting, other than an annual general meeting, shall be called an extraordinary general meeting.

8.2 The directors may whenever they think fit call a general or extraordinary general meeting of the Company.


8.3 Not less than 21 days' notice of any general meeting specifying the time and place of meeting and in case of special business, the general nature of that business shall be given in the manner mentioned in Part 18 hereof, or in such other manner, if any, as may be prescribed by ordinary resolution whether previous notice thereof has been given or not, to any person as may by law or under these Articles or other regulations of the Company entitled to receive such notice from the Company. But the accidental omission to give notice of any meeting to, or the non-receipt of any such notice by, any of such persons shall not invalidate any proceedings at that meeting.

8.4 Persons entitled to notice of a general meeting may waive or reduce the period of notice convening the meeting, by unanimous consent in writing, and may give such waiver before, during or after the meeting.

8.5 Where any special business includes the presenting, considering, approving, ratifying or authorizing of the execution of any document, then the portion of any notice relating to such document shall be sufficient if the same states that a copy of the document or proposed document is or will be available for inspection by members at a place in the Province of British Columbia specified in such notice during specified business hours in any specified working day or days prior to the date of the meeting.

                       PART 9 - PROCEEDINGS AT GENERAL MEETINGS

9.1 The following business at a general meeting shall be deemed to be special business:

     (a)  all business at an extraordinary general meeting, and

     (b) all business that is transacted at an annual general meeting, with the exception of the consideration of the financial statement and the report of the directors and auditors, the determining of the number of directors, the election of directors, the appointment of the auditors and determination of the remuneration of auditors and directors, and such other business as, under these Articles, ought to be transacted at an annual general meeting, or any business which is brought under consideration by the report of the directors or auditors.

9.2 Save as otherwise herein provided a quorum for a general meeting shall be one member or a proxyholder representing one member personally present at the commencement of the meeting and holding or representing by proxy not less than one of the issued shares of a class of shares the holders of which are entitled to attend and to vote at such meeting.

9.3 No business, other than the election of a chairman and the adjournment of the meeting shall be transacted at any general meeting unless the quorum requisite was present at the commencement of the meeting.

9.4 If within one half (1/2) hour from the time appointed for a meeting a quorum is not present, the meeting if convened by requisition of the members, shall be dissolved; but in any other case it shall stand adjourned to the same day in the next week at the same time and place. If at such adjourned meeting a quorum is not present within one half (1/2) hour from the time appointed, the members present shall be a quorum.

9.5 The Chairman of the Board, if any, or in his absence the President of the Company shall be entitled to preside as chairman at every general meeting of the Company.

9.6 If at any meeting neither the Chairman of the Board, if any, nor the President is present within fifteen (15) minutes after the time appointed for holding the meeting or is willing to act as chairman, the directors present shall choose some one of their number to be chairman. If no director be present or if all the directors present decline to take the chair or shall fail to so choose, the members present shall choose a chairman.

9.7 The chairman of the meeting shall appoint a scrutineer or scrutineers and a secretary for the meeting. Such scrutineers need not be shareholders of the Company.

9.8 The chairman of the meeting may, with the consent of any meeting at which a quorum is present and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for sixty (60) days or more, notice of the adjourned meeting shall be given as in the case of a general meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

9.9 Subject to the provisions of the Companies Act, every question submitted to a general meeting shall be decided on a show of hands unless a poll is, before or on the declaration of the result of the show of hands, directed by the chairman or demanded by a member entitled to vote who is present in person or by proxy, and the chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, and such decision shall be entered in the book of proceedings of the Company. A declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority, and an entry to that effect in the book containing the minutes of the proceedings of the Company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution. A proxyholder shall be entitled to vote as if he were a member on a show of hands.

9.10 No resolution proposed at a meeting need be seconded and the chairman of any meeting shall be entitled to move or second a resolution.

9.11 In case of an equality of votes upon a resolution, the chairman shall, either on a show of hands or on a poll, have a casting or second vote.

9.12 Subject to the provisions of Article 9.13 hereof, if a poll is duly demanded as aforesaid, it shall be taken in such manner and at such time within seven (7) days from the date of the meeting and place as the chairman of the meeting directs, and either at once or after an interval or adjournment not exceeding seven (7) days, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll is demanded. A demand for a poll may be withdrawn. In the case of any dispute as to the admission or rejection of a vote, the chairman shall determine the same and such determination made in good faith shall be final and conclusive.

9.13 A member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

9.14 No poll may be demanded on the election of a chairman of a meeting and a poll demanded on a question of adjournment shall be taken at the meeting without adjournment.

9.15 The demand of a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.

9.16 Every ballot cast upon a poll and every proxy appointing a proxyholder who cast a ballot upon a poll shall be retained by the Secretary for the period and be subject to the inspection as the Companies Act may provide.

                              PART 10 - VOTES OF MEMBERS

10.1 Subject to any special rights or restrictions for the time being attached to any shares, on a show of hands every member present in person shall have one vote, and on a poll every member, present in person or by proxy, shall have one vote for each share of which he is the holder.

10.2 Where there are joint members registered in respect of any share, any one of the joint members may vote at any meeting, either personally or by proxy, in respect of the share as if he were solely entitled to it. If more than one of the joint members is present at any meeting, personally or by proxy, the joint member present whose name stands first on the register in respect of the share shall alone be entitled to vote in respect of that share. Several executors or administrators of a deceased member in whose sole name any share stands shall, for the purpose of this Article, be deemed joint members.

10.3 A corporation, not being a subsidiary, that is a member may vote by its proxyholder or by its duly authorized representative, who is entitled to speak and vote, and in all other respects exercise the rights of a member and any authorized representative shall be deemed to be a member for all purposes in connection with any general meeting of the Company.

10.4 A member for whom a committee has been duly appointed may vote, whether on a show of hands or on a poll, by his committee and his committee may appoint a proxyholder.

10.5 A proxy or an instrument appointing a duly authorized representative or a corporation shall be in writing, under the hand of the appointor or of his attorney duly authorized in writing, or, if such appointor is a corporation, either under its seal or under the hand of an officer or attorney duly authorized.

10.6 Any person may act as proxyholder whether or not he is entitled on his own behalf to be present and to vote at the meeting at which he acts as proxyholder. The proxy may authorize the person so appointed to act as proxyholder for the appointor for the period, at such meeting or meetings and to the extent permitted by the Companies Act.

10.7 A proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof shall be deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice calling the meeting at such time as the directors may fix by resolution, not exceeding forty eight (48) hours, excluding Saturdays and holidays, preceding any meeting or adjourned meeting of members and in the absence of such resolution may be deposited with the chairman of the meeting prior to the commencement thereof. In addition to any other method of depositing proxies provided for in these Articles, the directors may from time to time make regulations permitting the lodging of proxies appointing proxyholders at some place or places other than the place at which a meeting or adjourned meeting of members is to be held and for particulars of such proxies to be cabled or telegraphed or sent in writing before the meeting or adjourned meeting to the Company or any agent of the Company for the purpose of receiving such particulars and providing that proxies appointing a proxyholder so lodged may be voted upon as though the proxies themselves were produced to the chairman of the meeting or adjourned meeting as required by this Part and votes given in accordance with such regulations shall be valid and shall be counted.

10.8 A vote given in accordance with the terms of a proxy shall be valid notwithstanding the previous death or insanity of the member or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the share in respect of which the proxy is given, provided no prior notice in writing of the death, insanity, revocation or transfer as aforesaid shall have been received at the registered office of the Company or by the chairman of the meeting or adjourned meeting at which the vote was given.

10.9 Unless, in the circumstances, the Companies Act requires any other form of proxy, a proxy appointing a proxyholder, whether for a specified meeting or otherwise, shall be in the form following, or in any other form that the directors shall approve:

                    (Name of Company)

          The undersigned hereby appoints ___________________ or failing him_________________________________ or
          ______________________________ as proxyholder for
          the undersigned to attend at and vote for and on behalf of the undersigned at the general meeting of the Company to be held on the ___ day of _________ , 19 ____ , and at any adjournment of that meeting.


          Signed this ___ day of ____________ , 19__.


                              ______________________________
                              (Signature of Member)

                                 PART 11 - DIRECTORS

11.1 The management of the business of the Company shall be vested in the directors and the directors may exercise all such powers and do all such acts and things as the Company is, by its Memorandum, Articles, the Companies Act, or otherwise, authorized to exercise and do, but subject nevertheless to the provisions of all laws affecting the Company and of these Articles and to any regulations not being inconsistent with these Articles which shall from time to time be made by the Company in general meeting; but no regulation made by the Company in general meeting shall invalidate any prior act of the directors that would have been valid if that regulation had not been made.

11.2 The subscribers to the Memorandum are the first directors. The directors to succeed the first directors and the number of directors may be determined in writing by a majority of the subscribers to the Memorandum. The number of directors may be changed from time to time by the directors but shall never be less than one (1) while the Company is not a reporting company and three (3) while the Company is a reporting company.

11.3 A director shall not be required to have any share qualification but any person not being a member of the Company who becomes a director shall be deemed to have agreed to be bound by the provisions of the Articles to the same extent as if he were a member of the Company.

11.4 The remuneration of the directors as such may from time to time be determined by the directors, such remuneration to be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director. The directors shall be repaid such reasonable expenses as they may incur in and about the business of the Company and if any director shall perform any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director or shall otherwise be specifically occupied in or about the Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such director, by the Company in general meeting, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he may be entitled to receive, and the same shall be charged as part of the ordinary working expenses. Unless otherwise determined by ordinary resolution the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

11.5 A director who is in any way, whether directly or indirectly, interested in a contract or proposed contract or transaction with the Company shall disclose the nature and extent of his interest at a meeting of the directors in accordance with the provisions of the Companies Act. A director shall not vote in respect of any such contract or transaction with the Company in which he is interested and if he shall do so his vote shall not be counted, but he may be counted in the quorum present at the meeting at which such vote is taken.

11.6 A director may hold any office or place of profit under the Company, other than auditor, in conjunction with his office of director for such period and on such terms, as to remuneration or otherwise, as the directors may determine. Subject to compliance with the Companies Act, no director or intended director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such office or place of profit or as vendor, purchaser or otherwise.

11.7 Any director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a director.

11.8 A director whose permanent place of residence is outside the city where the registered office of the Company is situate, or who is about to leave or is temporarily outside the said city, may appoint any person, whether a member or director of the Company or not, to act on his behalf as an alternate director and while such other person holds office as an alternate director, he shall be entitled to notice of meetings of the directors and to attend and vote thereat accordingly and he shall, if present, be included in computing the quorum, and if he be a director, shall be entitled to two votes, one as a director and the other as an alternate director, and shall further be empowered to sign resolutions of the Board of Directors, and shall ipso facto vacate office if and when the appointor vacates or is removed from office as director and any appointment or removal under this clause shall be effected by notice which may be in writing under the hand of the director making the same or may be made by telegram or cable to the registered office of the Company.

                    PART 12 - RETIREMENT AND ELECTION OF DIRECTORS

12.1 At each annual general meeting of the Company all the directors shall retire and the Company shall elect a Board of Directors consisting of the number of directors for the time being fixed pursuant to these Articles. A retiring director shall be eligible for re-election.

12.2 The directors shall have power at any time and from time to time to appoint any person as a director, to fill a casual vacancy on the Board or a vacancy resulting from an increase of the number of directors as determined by them or as necessitated by the Companies Act upon the Company becoming a reporting company. Any director so appointed shall hold office only until the next following annual general meeting of the Company but shall be eligible for re-election at such meeting.

                          PART 13 - PROCEEDINGS OF DIRECTORS

13.1 The directors may meet together at such places as they think fit for the dispatch of business, adjourn and otherwise regulate their meetings and proceedings, as they see fit. The directors may from time to time fix the quorum necessary for the transaction of business and unless so fixed such quorum shall be a majority of the Board. The Chairman of the Board, if any, or in his absence the President of the Company, shall be chairman of all meetings of the Board, but if at any meeting neither the Chairman of the Board, if any, nor the President shall be present within thirty (30) minutes after the time appointed for holding the same or if both the Chairman of the Board and the President, being present decline to act, the directors present may choose some one of their number to be chairman at such meeting. A director interested is to be counted in a quorum notwithstanding his interest.

13.2 A director may at any time, and the Secretary, upon the written request of a director, shall call a meeting of the directors. Notice thereof specifying the time and place of such meeting shall be mailed, postage prepaid, addressed to each of the directors at his registered address at least forty-eight (48) hours before the time fixed for the meeting or such lesser period as may be reasonable under the circumstances, or such notice may be given to each director either personally or by leaving it at his usual business or residential address or by telephone, telegram, telex or other method of transmitting visually recorded messages, at least forty-eight (48) hours before such time or such lesser period as may be reasonable under the circumstances. It shall not be necessary to give to any director notice of a meeting of directors immediately following a general meeting at which such director has been elected or notice of a meeting of directors at which such director shall have been appointed. Accidental omission to give notice of a meeting of directors to, or the non-receipt of notice by, any director, shall not invalidate the proceedings at that meeting.

13.3 A meeting of the directors at which a quorum is present shall be competent to exercise all or any of the authorities, power and discretions for the time being vested in or exercisable by the directors.

13.4 The directors may delegate any but not all of their powers to committees consisting of such of the directors as they think fit. Any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may from time to time be imposed on it by the directors, and shall report every act or thing done in exercise of such powers to the earliest meeting of the directors to be held next after the same shall have been done.

13.5 A committee may elect a chairman of its meetings; if no such chairman is elected, or if at any meetings the chairman is not present within thirty (30) minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting.

13.6 The members of a committee may meet and adjourn as they think proper. Questions arising at any meeting shall be determined by a majority of votes of the members present and in case of an equality of votes the chairman shall have a second or casting vote.

13.7 All acts done by any meeting of the directors or by a committee of directors or by any person acting as a director shall, notwithstanding that it shall be afterwards discovered that there was some defect in the appointment of any such director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a director.

13.8 For the first meeting of the Board to be held immediately following the appointment or election of a director or directors at an annual or general meeting of shareholders or for a meeting of the Board at which a director is appointed to fill a vacancy in the Board, no notice of such meetings shall be necessary to the newly elected or appointed director or directors in order for the meeting to be duly constituted, provided that a quorum of directors is present.

13.9 Any director of the Company who may be absent either temporarily or permanently from the Province of British Columbia may file at the office of the Company a waiver of notice which may be by letter, telegram or cable of any meeting of the directors and may at any time withdraw such waiver, and until such waiver is withdrawn, no notice of meetings of directors shall be sent to such director, and any and all meetings of the directors of the Company, notice of which shall not have been given to such director, shall, provided a quorum of the directors is present, be valid and binding upon the Company.

13.10 Questions arising at any meeting of the directors shall be decided by a majority of votes. In case of an equality of votes the Chairman shall have a second, or casting vote.

13.11 A resolution in writing, signed by each director or his alternate shall be as valid and effectual as if it had been passed at a meeting of directors duly called and held. Such resolution may be in one or more counterparts each signed by one or more directors or alternate directors which together shall be deemed to constitute one resolution in writing.

                                  PART 14 - OFFICERS

14.1 The Board of Directors shall from time to time appoint a President, a Secretary, and such other officers of the Company as it may determine, none of whom, save the Chairman of the Board, if any, and the President, need be directors.

14.2 All appointments of officers shall be made upon such terms and conditions and at such remuneration, whether by way of salary, fee, commission, participation in profits, or otherwise, as the directors may determine, and every such appointment shall be subject to termination at the pleasure of the directors unless otherwise fixed by contract.

                           PART 15 - EXECUTION OF DOCUMENTS

15.1 The directors may provide a common seal for the Company and for its use and the directors shall have power from time to time to destroy the same and substitute a new seal in place thereof.

15.2 Subject to the provisions of the Companies Act, the directors may provide for use in any other Province, State or Country an official seal, which shall have on its face the name of the Province, Territory, State or Country where it is to be used.

15.3 The directors shall provide for the safe custody of the common seal of the Company, if any, which shall not be affixed to any instrument except:

     (a)  by any two directors; or

     (b)  by any two officers; or

     (c)  by any one officer and one director; or

     (d) by any one officer or Director of the Company as may be prescribed by resolution of the Board of Directors or by ordinary resolution, whether previous notice thereof has been given or not;

and such officer or officers or director or directors shall sign every instrument to which the seal of the Company is so affixed in their presence.

15.4 The signature of any officer of the Company may, if authorized by the directors, be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the Company or any officer thereof; and any instrument on which the signature of any such person is so reproduced, shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold office at the date of the delivery or issue of such instrument. The term "instrument" as used in this Article shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, agreements, releases, receipts and discharges for the payment of money or other obligations, certificates of the Company's shares, share warrants of the Company, bonds, debentures and other debt obligations of the Company, and all paper writings.

                                 PART 16 - DIVIDENDS

16.1 The directors may declare dividends and fix the date of record therefor and the date for payment thereof. No notice need be given of the declaration of any dividend.

16.2 Subject to the terms of shares with special rights or restrictions, all dividends shall be declared according to the number of shares held.

16.3      No dividend shall bear interest against the Company.

16.4 The directors may direct payment of any dividend wholly or partly by the distribution of specific assets or of paid-up shares, bonds, debentures or other debt obligations of the Company, or in any one or more of those ways, and, where any difficulty arises in regard to the distribution, the directors may settle the same as they think expedient, and in particular may fix the value for distribution of specific assets, and may determine that cash payments shall be made to a member upon the basis of the value so fixed in place of fractional shares, bonds, debentures or other debt obligations in order to adjust the rights of all parties, and may vest any of those specific assets in trustees upon such trusts for the persons entitled as may seem expedient to the directors.

16.5 Notwithstanding anything contained in these Articles the directors may from time to time capitalize any undistributed surplus on hand of the Company and may from time to time issue as fully paid and non-assessable any unissued shares or any bonds, debentures or other debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof.

16.6 Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or, in the case of joint holders, to the registered address of that one of the joint holders who is first named on the register or to such person and to such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses or other moneys payable in respect of the shares held by them as joint holders.

16.7 A transfer of a share shall not pass the right to any dividend declared thereon before the registration of the transfer in the register.

16.8 Notwithstanding any other provisions of these Articles should any dividend result in any shareholders being entitled to a fractional part of a share of the Company, the directors shall have the right to pay such shareholders in place of that fractional share, the cash equivalent thereof calculated on the par value thereof or, in the case of shares without par value, calculated on the price or consideration for which such shares were or were deemed to be issued, and shall have the further right and complete discretion to carry out such distribution and to adjust the rights of the shareholders with respect thereto on as practical and equitable a basis as possible including the right to arrange through a fiscal agent or otherwise for the sale, consolidation or other disposition of those fractional shares on behalf of those shareholders of the Company.

16.9 The directors may, before declaring any dividend, set aside out of the profits of the Company such sums as they think proper as appropriations from income, which shall at the discretion of the directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which the profits of the Company may be properly applied, and pending such application may, either be employed in the business of the Company or be invested in such investments as the directors in their discretion may from time to time determine.

                                  PART 17 - ACCOUNTS

17.1 The directors shall cause records and books of accounts to be kept as necessary to properly record the financial affairs and conditions of the Company and to comply with the provisions of statutes applicable to the Company.

17.2 The directors shall determine the place at which the accounting records of the Company shall be kept and those records shall be open to the inspection of any director during the normal business hours of the Company.


                                  PART 18 - NOTICES

18.1 A notice may be given to any member or director, either personally or by sending it by post to him in a prepaid letter, envelope or wrapper addressed to the member or director at his registered address.

18.2 A notice may be given by the Company to joint members in respect of a share registered in their names by giving the notice to the joint member first named in the register of members in respect of that share.

18.3 A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending it through the post in a prepaid letter envelope or wrapper addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description, at the address, if any, supplied for the purpose by the persons claiming to be so entitled, or until that address has been so supplied, by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

18.4 Any notice or document sent by post to or left at the registered address of any member shall, notwithstanding that member is then deceased and whether or not the Company has notice of his death, be deemed to have been duly served in respect of any registered shares, whether held solely or jointly with other persons by that deceased member, until some other person is registered in his place as the member or joint member in respect of those shares, and that service shall for all purposes of these Articles be deemed a sufficient service of such notice or document on his personal representatives and all persons, if any, jointly interested with him in those shares.

18.5 Any notice sent by post shall be deemed to have been served on the business day following that on which the letter, envelope or wrapper containing that notice is posted, and in proving service thereof it shall be sufficient to prove that the letter, envelope or wrapper containing the notice was properly addressed mailed, postage prepaid.

18.6 Notice of every general meeting shall be given in the manner authorized by these Articles, to:

     (a) every member holding a share or shares carrying the right to vote at such meetings on the record date or, if no record date was established by the directors, on the date of the mailing;

     (b) the personal representative of a deceased member; and

     (c) the trustee in bankruptcy of a bankrupt member.

          PART 19 - INDEMNIFICATION AND PROTECTION OF DIRECTORS,
                    OFFICERS, EMPLOYEES AND CERTAIN AGENTS

19.1 The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether or not brought by the Company or by a corporation or other legal entity or enterprise as hereinafter mentioned and whether civil, criminal or administrative, by reason of the fact that he is or was a director, officer, employee, or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, a partnership, joint venture, trust or other enterprise, against all costs, charges and expenses, including legal fees and any amount paid to settle the action or proceeding or satisfy a judgment, if he acted honestly and in good faith with a view to the best interests of the corporation or other legal entity or enterprise as aforesaid of which he is or was a director, officer, employee or agent, as the case may be, and exercised the care, diligence and skill of a reasonably prudent person, and with respect to any criminal or administrative action or proceeding, he had reasonable grounds for believing that his conduct was lawful; provided that the Company shall not be bound to indemnify any such person, other than a director, officer or an employee of the Company, who shall have notice of this Article and to have contracted with the Company in the terms hereof solely by virtue of his acceptance of such office or employment, if in acting as agent for the Company or as a director, officer, employee or agent of another corporation or other legal entity or enterprise as aforesaid, he does so by written request of the Company containing an express reference to this Article; and provided further that no indemnification of a director or former director of the Company, or director or former director of a corporation in which the Company is or was a shareholder, shall be made except to the extent approved by the Court pursuant to the Companies Act or any other statute. The determination of any action, suit or proceeding by judgment, order, settlement, conviction or otherwise shall not, of itself, create a presumption that the person did not act honestly and in good faith and in the best interests of the Company and did not exercise the care, diligence and skill of a reasonably prudent person and, with respect to any criminal action or proceeding, did not have reasonable grounds to believe that his conduct was lawful.

19.2 The Company shall indemnify any person other than a director in respect of any loss, damage, costs or expenses whatsoever incurred by him while acting as an officer, employee or agent for the Company unless such loss, damage, costs or expenses shall arise out of failure to comply with instructions, wilful act or default or fraud by such person in any of which events the Company shall only indemnify such person if the directors, in their absolute discretion, so decide or the Company by ordinary resolution shall so direct.

19.3 The indemnification provided by this Part shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any other Part, or any valid and lawful agreement, vote of members or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall enure to the benefit of the heirs, executors and administrators of such person. The indemnification provided by this Article shall not be exclusive of any powers, rights, agreements or undertakings which may be legally permissible or authorized by or under any applicable law. Notwithstanding any other provisions set forth in this Part, the indemnification authorized by this Part shall be applicable only to the extent that any such indemnification shall not duplicate indemnity or reimbursement which that person has received or shall receive otherwise than under this Part.

19.4 The directors are authorized from time to time to cause the Company to give indemnities to any director, officer, employee, agent or other person who has undertaken or is about to undertake any liability on behalf of the Company or any corporation controlled by it.

19.5 Subject to the Companies Act, no director or officer or employee for the time being of the Company shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or act for conformity, or for any loss, damage or expense happening to the Company through the insufficiency or deficiency of title to any property acquired by order of the Board for the Company, or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Company shall be invested or for any loss or damages arising from the bankruptcy, insolvency, or tortious act of any person, firm or corporation with whom or which any moneys, securities or effects shall be lodged or deposited or for any loss occasioned by any error of judgment or oversight on his part or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office or trust or in relation thereto unless the same shall happen by or through his own wilful act or default, negligence, breach of trust or breach of duty.

19.6 Directors may rely upon the accuracy of any statement of fact represented by an officer of the Company to be correct or upon statements in a written report of the auditor of the Company and shall not be responsible or held liable for any loss or damage resulting from the paying of any dividends or otherwise acting in good faith upon any such statement.

19.7 The directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, a partnership, joint venture, trust or other enterprise against any liability incurred by him as a director, officer, employee or agent.


--------------------------------------------------------------------------------

               NAME, RESIDENT ADDRESS AND OCCUPATION OF SUBSCRIBER (S)

--------------------------------------------------------------------------------

                                   /s/ George John Neumann
                                   -----------------------------
                                   GEORGE JOHN NEUMANN
                                   1733 Comox Street
                                   Vancouver, B.C.
                                   SOLICITOR


                                   /s/ Keith Allan Christofferson
                                   ------------------------------
                                   KEITH ALLAN CHRISTOFFERSON
                                   3040 West 27 Avenue
                                   Vancouver, B.C.
                                   SOLICITOR


--------------------------------------------------------------------------------

          DATED at Vancouver, British Columbia, this 20 day of December  , 1973.

WITNESS to the above signatures:


   /s/ [illegible]
   ------------------------------